EXHIBIT 1.1


                                                                  Execution Copy









                  NISSAN AUTO RECEIVABLES 1997-A GRANTOR TRUST
                    6.15% ASSET BACKED CERTIFICATES, CLASS A


                       NISSAN AUTO RECEIVABLES CORPORATION
                                    (SELLER)


                                October 21, 1997


                             Underwriting Agreement


J.P. Morgan Securities Inc.,
As Representative of the
Several Underwriters,
60 Wall Street
New York, NY 10260

Dear Sirs:

                  1.Introductory Nissan Auto Receivables Corporation, a Delaware corporation (the "Seller"), proposes to sell $755,564,579 principal amount of 6.15% Asset Backed Certificates, Class A (the "Class A Certificates"), issued by the Nissan Auto Receivables 1997-A Grantor Trust (the "Trust"). Each Class A Certificate will represent a fractional undivided interest in the Trust. The assets of the Trust will include, among other things, a pool of retail installment sale contracts secured by new and used automobiles and light trucks (the "Receivables") and certain monies due thereunder on or after October 1, 1997 (the "Cutoff Date"), such Receivables to be sold to the Trust by the Seller and to be serviced for the Trust by Nissan Motor Acceptance Corporation, a California corporation (the "Servicer"). The Class A Certificates will be issued in an aggregate principal amount of $755,564,579, which is equal to 87% of the aggregate principal balance of the Receivables as of the Cutoff Date. Simultaneously with the issuance and sale of the Class A Certificates as contemplated herein, the Trust will also issue the 6.15% Asset Backed Certificates, Class B (the "Class B Certificates", and together with the Class A Certificates, the "Certificates"), evidencing an undivided ownership interest of 13% in the Trust, payments in respect of which are, to the extent specified in the Pooling and Servicing Agreement (as defined below), subordinated to the rights of the holders of the Class A Certificates. The Certificates will be issued pursuant to

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a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") to be
dated as of October 1, 1997, among the Seller, Nissan Motor Acceptance Corporation, in its individual capacity and as the Servicer, and The Fuji
Bank and Trust Company (the "Trustee").

                  Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Pooling and Servicing Agreement.

                  2.Representations and Warranties of the Seller. The Seller represents and warrants to and agrees with the several underwriters named in
Schedule I hereto (the "Underwriters") that:

                  (a)A registration statement (No. 333-1664), including a form of prospectus, relating to the Class A Certificates has been filed with the Securities and Exchange Commission (the "Commission") and either (i) has been declared effective under the Securities Act of 1933, as amended (the "Act"), and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If the Seller does not propose to amend such registration statement and if any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. For purposes of this Agreement, "Effective Time" means (i) if the Seller has advised the Representative that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission, or (ii) if the Seller has advised the Representative that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. "Effective Date" means the date of the Effective Time. Such registration statement, as amended at the Effective Time, including all information (if any) deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Act, is hereinafter referred to as the "Registration Statement", and the form of prospectus relating to the Class A Certificates, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under

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the Act or (if no such filing is required) as included in the Registration
Statement, is hereinafter referred to as the "Prospectus".

                  (b)If the Effective Time is prior to the execution and delivery of this Agreement: (i) on the Effective Date, the Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) on the date of this Agreement, the Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time is subsequent to the execution and delivery of this
Agreement: on the Effective Date, the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences do not apply to statements in or omissions from the Registration Statement or Prospectus based upon written information furnished to the Seller by any Underwriter through the Representative specifically for use therein.

                  (c)The Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property requires such qualification.

                  (d)The consummation of the transactions contemplated by this Agreement, the Purchase Agreement, the Pooling and Servicing Agreement and the Yield Supplement Agreement, and the fulfillment of the terms thereof, will not conflict with or result in a breach of any of the terms

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or provisions of, or constitute a default under, or result in the creation of any lien, charge, or encumbrance upon any of the property or assets of the Seller pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement, or similar agreement or instrument under which the Seller is a debtor or guarantor.

                  (e)No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required to be obtained or made by the Seller for the consummation of the transactions contemplated by this Agreement except such as have been obtained and made under the Act, such as may be required under state securities laws and the filing of any financing statements required to perfect the Trust's interest in the Receivables.

                  (f)The Seller is not in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties are bound which could have a material adverse effect on the transactions contemplated herein, in the Purchase Agreement, in the Pooling and Servicing Agreement or in the Yield Supplement Agreement. The execution, delivery and performance of this Agreement, the Purchase Agreement and the Pooling and Servicing Agreement and the issuance and sale of the Certificates and compliance with the terms and provisions thereof will not, subject to obtaining any consents or approvals as may be required under the securities or "blue sky" laws of various jurisdictions, result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Seller or its properties or any agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or its certificate of incorporation or by-laws, and it has full corporate power and authority to enter into this Agreement, the Purchase Agreement, the Pooling and Servicing Agreement and the Yield Supplement Agreement and to consummate the transactions contemplated hereby and thereby.

                  (g)This Agreement, the Purchase Agreement, the Pooling and Servicing Agreement and the Yield Supplement Agreement have been duly authorized, executed and delivered by, and (assuming due authorization and delivery thereof by

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

the other parties hereto and thereto) constitute valid and binding obligations of the Seller, enforceable against the Seller in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (h)The Class A Certificates have been duly authorized and, when executed and authenticated by the Trustee in accordance with the Pooling and Servicing Agreement and delivered and paid for pursuant to this Agreement, the Class A Certificates will constitute valid and binding obligations of the Trust entitled to the benefits provided by the Pooling and Servicing Agreement.

                  (i)There are no legal or governmental proceedings pending to which the Seller or the Servicer is a party or of which any property of the Seller or the Servicer is the subject, and to the Seller's knowledge no such proceedings are threatened or contemplated by governmental authorities or threatened by others, (A) that are required to be disclosed in the Registration Statement or (B)(1) asserting the invalidity of all or part of this Agreement, the Indemnification Agreement, the Purchase Agreement, the Pooling and Servicing Agreement or the Yield Supplement Agreement, (2) seeking to prevent the issuance of the Certificates, (3) that could materially and adversely affect the Seller's obligations under this Agreement, the Purchase Agreement, the Pooling and Servicing Agreement or the Yield Supplement Agreement or the Servicer's obligations under the Indemnification Agreement, the Purchase Agreement, the Pooling and Servicing Agreement or the Yield Supplement Agreement, or (4) seeking to affect adversely the federal or state income tax attributes of the Class A Certificates.

                  (j)Any taxes, fees and other governmental charges that have been assessed and are known to the Seller to be due in connection with the execution, delivery and issuance of this Agreement, the Purchase Agreement, the Pooling and Servicing Agreement and the Yield Supplement Agreement shall have been paid by the Seller or the Servicer at or prior to the closing date.

                  (k)Each of the Seller and the Servicer possesses all material licenses, certificates, authorizations or permits issued by the appropriate state,

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federal or foreign regulatory agencies or bodies, the absence of which would have a material adverse effect on the ability of the Seller or the Servicer to perform its duties under the Pooling and Servicing Agreement, and neither of the Seller or Servicer has received notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition or income of the Seller or the Servicer.

                  (l)As of the Closing Date, the Trustee (for the benefit of the Certificateholders) will have good title, free and clear of all prior liens, charges and encumbrances, to the Receivables and such other items comprising the corpus of the Trust transferred to the Trust pursuant to the Pooling and Servicing Agreement.

                  (m)As of the Closing Date, the Certificates will conform in all material respects to the description thereof contained in the Prospectus.

                  (n)Deloitte & Touche LLP are independent public accountants with respect to the Seller within the meaning of the Act and the Rules and Regulations.

                  3.Purchase, Sale and Delivery of Certificates. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Seller, the aggregate principal amounts of the Class A Certificates set forth opposite the names of the Underwriters in Schedule I hereto. The Class A Certificates are to be purchased at the purchase price of 99.744001% of the aggregate principal amount thereof plus accrued interest at the Pass-Through Rate (as defined in the Prospectus) calculated from (and including) October 15, 1997, to (but excluding) the Closing Date.

                  Against payment of the purchase price by wire transfer of immediately available funds to the Seller, the Seller will deliver the Class A Certificates to the Representative, for the account of the Underwriters, at the office of Weil, Gotshal & Manges LLP, at 767 Fifth Avenue, New York, New York, on October 29, 1997, at 10:00 a.m., New

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York time, or at such other time not later than seven full business days thereafter as the Representative and the Seller determine, such time being herein referred to as the "Closing Date". The Class A Certificates to be so delivered will be initially represented by one or more Class A Certificates registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Class A Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive Class A Certificates will be available only under the limited circumstances set forth in the Pooling and Servicing Agreement.

                  4.Offering by Underwriters. It is understood that the several Underwriters propose to offer the Class A Certificates for sale to the public as set forth in the Prospectus.

                  5.Covenants of the Seller. The Seller covenants and agrees with the several Underwriters that:

                  (a)If the Effective Time is prior to the execution and delivery of this Agreement, the Seller will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by you, subparagraph (4)) of Rule 424(b) not later than the earlier of (i) the second business day following the execution and delivery of this Agreement or (ii) the fifth business day after the Effective Date. The Seller will advise the Representative promptly of any such filing pursuant to Rule 424(b).

                  (b)The Seller will advise the Representative promptly of any proposal to amend or supplement the registration statement as filed or the related prospectus or the Registration Statement or the Prospectus, and will not effect such amendment or supplementation without the Representative's consent; and the Seller will also advise the Representative promptly of the effectiveness of the Registration Statement (if the Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of the Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

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

                  (c)The Seller will arrange for the qualification of the Class A Certificates for offering and sale under the securities laws of such jurisdictions in the United States as the Representative may reasonably designate and to continue such qualifications in effect so long as necessary under such laws for the distribution of such Class A Certificates, provided that in connection therewith the Seller shall not be required to qualify as a foreign corporation to do business, or to file a general consent to service of process, in any jurisdiction.

                  (d)If, at any time when the delivery of a prospectus shall be required by law in connection with sales of any Class A Certificates, either (i) any event shall have occurred as a result of which the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary to amend or supplement the Prospectus, the Seller will promptly notify the Representative and will promptly prepare and file with the Commission an amendment or a supplement to the Prospectus which will correct such statement or omission or effect such compliance. Neither your consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (e)The Seller will cause the Trust to make generally available to Class A Certificateholders as soon as practicable, but not later than fourteen months after the Effective Date, an earnings statement of the Trust covering a period of at least twelve consecutive months beginning after such Effective Date and satisfying the provisions of Section 11(a) of the Act (including Rule 158 promulgated thereunder).

                  (f)The Seller will furnish to you copies of the Registration Statement (two of which will be signed and include all exhibits), each related preliminary prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative may from time to time reasonably request.

                  (g)So long as any of the Class A Certificates are outstanding, the Seller will furnish to the Representa tive copies of all reports or other communications

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financial or otherwise) furnished to Class A Certificate holders, and deliver to the Representative during such same period, (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission and (ii) such additional information concerning the business and financial condition of the Seller as the Representative may from time to time reasonably request.

                  (h)The Seller will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including
(i) the printing (or otherwise reproducing) and filing of the Registration Statement as originally filed and of each amendment thereto; (ii) the preparation, issuance and delivery of the certificates for the Class A Certificates to the Underwriters; (iii) the fees and disbursements of the Seller's and the Servicer's counsel and accountants; (iv) the fees of DTC in connection with the book-entry registration of the Class A Certificates; (v) the qualification of the Class A Certificates under state securities law in accordance with the provisions of Section 5(c) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey; (vi) the printing (or otherwise reproducing) and delivery to the Underwriters of copies of each preliminary prospectus and the Prospectus and any amendments or supplements thereto; (vii) the reproducing and delivery to the Underwriters of copies of the Blue Sky Survey and (viii) the fees charged by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P") for rating the Class A Certificates. The Underwriters shall not be responsible for the fees and disbursements of the Trustee and its counsel.

                  (i)Until the retirement of the Class A Certificates, or until such time as the Underwriters shall cease to maintain a secondary market in the Class A Certificates, whichever occurs first, the Seller will deliver to the Representative the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Trustee pursuant to
Article IV of the Pooling and Servicing Agreement, as soon as such statements and reports are furnished to the Trustee.

                  (j)On or before the Closing Date, the Seller shall cause its and the Servicer's computer records

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relating to the Receivables to be marked to show the Trust's absolute ownership of the Receivables, and from and after the Closing Date neither the Seller nor the Servicer shall take any action inconsistent with the Trust's ownership of such Receivables, other than as permitted by the Pooling and Servicing Agreement.

                  (k)To the extent, if any, that the rating provided with respect to the Class A Certificates by Moody's or S&P is conditional upon the furnishing of documents or the taking of any other actions by the Seller, the Seller shall furnish such documents and take any such other actions.

                  6.Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Class A Certificates will be subject to the accuracy of the representations and warranties on the part of the Seller herein, to the accuracy of the statements of officers of the Seller made pursuant to the provisions hereof, to the performance by the Seller of its obligations hereunder and to the following additional conditions precedent:

                  (a)At the time this Agreement is executed and delivered by the Seller and at the Closing Date, Deloitte & Touche LLP shall have furnished to the Representative letters dated respectively as of the date of this Agreement and as of the Closing Date substantially in the forms of the drafts to which the Representative previously agreed.

                  (b)If the Effective Time is not prior to the execution and delivery of this Agreement, the Effective Time shall have occurred not later than 10:00 p.m., New York time, on the date of this Agreement or such later date as shall have been consented to by the Representative. If the Effective Time is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and
Section 5(a) of this Agreement. Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Seller, shall be contemplated by the Commission.

                  (c)You shall have received an officer's certificate, dated the Closing Date, signed by the Chairman of the Board, the President or any Vice President and by a

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principal financial or accounting officer of the Seller representing and warranting that, to the best of such officers' knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Seller in this Agreement are true and correct in all material respects, that the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date in all material respects, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge, are contemplated by the Commission.

                  (d)Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Seller, Nissan Motor Co. Ltd., Nissan Motor Corporation in U.S.A. ("NMC") or the Servicer which, in the judgment of the Representative, materially impairs the investment quality of the Class A Certificates or makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Class A Certificates; (ii) any downgrading in the rating of any debt securities of NMC or any of its direct or indirect subsidiaries by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange; (iv) any banking moratorium declared by Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Representative, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Class A Certificates.

                  (e)Joy Crose, Esq., General Counsel of the Seller, or other counsel satisfactory to the Representative in its reasonable judgment, shall have furnished to the

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Representative such counsel's written opinion, dated the Closing Date, in substantially the form set forth below, with such changes therein as counsel for the Underwriters shall reasonably agree:

                  (i) The Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property requires such qualification.

                  (ii) The Servicer has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property requires such qualification.

                  (iii) The Pooling and Servicing Agreement and the Purchase Agreement have been duly authorized, executed and delivered by the Servicer.

                  (iv) The indemnification agreement dated the date hereof (the "Indemnification Agreement") between the Servicer and Representative, on behalf of the several Underwriters, has been duly authorized, executed and delivered by the Servicer; and this Agreement has been duly authorized, executed and delivered by the Seller.

                  (v) The Pooling and Servicing Agreement and the Purchase Agreement have been duly authorized, executed and delivered by the Seller.

                  (vi) The Yield Supplement Agreement has been duly authorized, executed and delivered by the Seller and by Nissan Motor Acceptance Corporation (in its own capacity and not in its capacity as Servicer).

                  (vii) The execution, delivery and performance of this Agreement by the Seller, the Pooling and Servicing Agreement and the Purchase Agreement by the

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         Seller and the Servicer and the Indemnification Agreement by the
         Servicer will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Seller or the Servicer, pursuant to the terms of the Certificate or Articles of Incorporation or the By-Laws of the Seller or the Servicer, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Seller or the Servicer or any of their respective properties or any material agreement or instrument to which the Seller or the Servicer is a party or by which either the Seller or the Servicer or any of their respective properties is bound.

                  (viii) No authorization, approval or consent of any court or governmental agency or authority is necessary in connection with the execution, delivery and performance by the Seller of this Agreement, the Pooling and Servicing Agreement or the Purchase Agreement or by the Servicer of the Indemnification Agreement, the Pooling and Servicing Agreement or the Purchase Agreement, except such as may be required under the Act or the Rules and Regulations and state securities laws, and except for such authorizations, approvals or consents (specified in such opinion) as are in full force and effect as of the Effective Date and the Closing Date.

                  (ix) The Class A Certificates have been duly authorized and, when executed and authenticated by the Trustee in accordance with the Pooling and Servicing Agreement and delivered and paid for pursuant to this Agreement, the Class A Certificates will constitute valid and binding obligations of the Trust entitled to the benefits provided by the Pooling and Servicing Agreement.

                  (x) Nothing has come to such counsel's attention that would cause it to believe that as of the Effective Date and at the Closing Date the Registration Statement and the Prospectus (other than the financial statements and the other accounting information contained therein or omitted therefrom, as to which such counsel need express no belief) contained or contain any untrue statement of a material fact or omitted or omit to state any material

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

         fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the descriptions therein of statutes and governmental proceedings and contracts and other documents are inaccurate and do not fairly present the information required to be shown therein.

                  (xi) Such counsel does not know of any contract or other document of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which is not filed or described as required.

                  (xii) There are no legal or governmental proceedings pending to which the Seller or the Servicer is a party or of which any property of the Seller or the Servicer is the subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others, (A) that are required to be disclosed in the Registration Statement or (B)(1) asserting the invalidity of all or part this Agreement, the Indemnification Agreement, the Purchase Agreement or the Pooling and Servicing Agreement, (2) seeking to prevent the issuance of the Certificates, (3) that could materially and adversely affect the Seller's obligations under this Agreement, the Purchase Agreement or the Pooling and Servicing Agreement or the Servicer's obligations under the Indemnification Agreement, the Purchase Agreement or the Pooling and Servicing Agreement, or (4) seeking to affect adversely the federal or state income tax attributes of the Class A Certificates.

                  (xiii) The Servicer has full power and authority to sell and assign the property to be sold and assigned to the Seller pursuant to the Purchase Agreement and has duly authorized such sale and assignment to the Seller by all necessary corporate action.

                  (xiv) The Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trustee as part of the Trust and has duly authorized such sale and assignment to the Trustee by all necessary corporate action.

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

                  (xv)The Receivables are "chattel paper" as defined in the Uniform Commercial Code, as in effect in the State of California.

                  (xvi)The undersigned is familiar with the Servicer's standard operating procedures relating to the Servicer's acquisition of a perfected first priority security interest in the vehicles financed by the retail installment sale contracts purchased by the Servicer in the ordinary course of the Servicer's business and relating to the sale by the Servicer to NARC of such contracts and such security interests in the financed vehicles in the ordinary course of the Servicer's and NARC's business. Assuming that the Servicer's standard procedures are followed with respect to the perfection of security interests in the Financed Vehicles (and such counsel has no reason to believe that the Servicer has not or will not continue to follow its standard procedures in connection with the perfection of security interests in the Financed Vehicles), the Servicer has acquired or will acquire a perfected first priority security interest in the Financed Vehicles.

                  (f)Weil, Gotshal & Manges LLP, special counsel to the Seller, shall have furnished to the Representative their written opinion, dated as of the Closing Date, in substantially the form set forth below, with such changes therein as counsel for the Underwriters shall reasonably agree:

                  (i) Each of the Pooling and Servicing Agreement and the Purchase Agreement constitutes a valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms.

                  (ii) Each of the Pooling and Servicing Agreement and the Purchase Agreement constitutes a valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

                  (iii) The Yield Supplement Agreement constitutes a valid and binding obligation of each of the Seller and Nissan Motor Acceptance Corporation (in its own capacity and not in its capacity as Servicer), and is enforceable against each of them in accordance with its terms.

                  (iv) The execution, delivery and performance of this Agreement by the Seller, the Pooling and Servicing Agreement, the Purchase Agreement and the Yield Supplement Agreement by the Seller and the Servicer, and the Indemnification Agreement by the Servicer will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Seller or the Servicer, pursuant to any statute, rule or regulation or any order known to such counsel of any governmental agency or body or any court having jurisdiction over the Seller or the Servicer or any of their respective properties.

                  (v) The Class A Certificates, when executed and authenticated by the Trustee in accordance with the Pooling and Servicing Agreement and delivered and paid for pursuant to this Agreement, will be duly issued and entitled to the benefits provided by the Pooling and Servicing Agreement.

                  (vi) Nothing has come to such counsel's attention that would cause it to believe that as of the Effective Date and at the Closing Date the Registration Statement and the Prospectus (other than the financial statements and the other accounting information contained therein or omitted therefrom, as to which such counsel need express no belief) contained or contain any untrue statement of a material fact and omitted or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and that the descriptions therein of statutes and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown therein.

                  (vii) The statement in the Prospectus under the caption "Certain Legal Aspects of the Receivables," to the extent they constitute matters of New York or federal law or legal conclusions, are correct in all material respects.

                  (viii) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust is not required
                                       16
         to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

                  (ix) No authorization, approval or consent of any court or governmental agency or authority is necessary under the Federal law of the United States or the laws of the state of New York in connection with the execution, delivery and performance by the Seller of this Agreement, the Pooling and Servicing Agreement or the Purchase Agreement or by the Servicer of the Indemnification Agreement, the Pooling and Servicing Agreement or the Purchase Agreement, except such as may be required under the Act or the Rules and Regulations and state securities laws, and except for such authorizations, approvals or consents (specified in such opinion) as are in full force and effect as of the Effective Date and the Closing Date.

                  (x) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the best of such counsel's knowledge, threatened by the Commission; the Registration Statement and the Prospectus (other than the financial statements and other accounting information contained in the Registration Statement or the Prospectus, or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations.

                  (xi) The Class A Certificates, the Pooling and Servicing Agreement, the Purchase Agreement and this Agreement each conform in all material respects with the descriptions thereof contained in the Registration Statement and the Prospectus.

          Such opinion may be made subject to the qualifications that the enforceability of the terms of the Pooling and Servicing Agreement and the Purchase Agreement may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (g)Weil, Gotshal & Manges LLP shall have furnished their written opinion, dated the Closing Date, with respect to the characterization of the transfer of the Receivables by the Servicer to the Seller and such opinion shall be in substantially the form previously discussed with the Representative and its counsel and in any event satisfactory in form and in substance to the Representative and its counsel.

                  (h)Weil, Gotshal & Manges LLP, special tax counsel to the Seller, shall have furnished to the Representative their written opinion, dated the Closing Date, in form and substance satisfactory to the Representative and its counsel, in substantially the form set forth below, with such changes therein as counsel for the Underwriters shall reasonably agree:

                  (i)the statements in the Registration Statement and the Prospectus under the heading "Federal Income Tax Consequences" and "ERISA Considerations," to the extent they constitute matters of federal law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects; and

                  (ii)under the law in effect on the Closing Date, assuming compliance with the Pooling and Servicing Agreement and the Custody and Pledge Agreement, the Trust created by the Pooling and Servicing Agreement will be classified for federal income tax purposes, as a grantor trust, and not as an association taxable as a corporation.

                  (i)You shall have received an opinion of Cravath, Swaine & Moore, dated the Closing Date, with respect to the validity of the Class A Certificates and such other related matters as the Representative shall require and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (j)You shall have received an opinion addressed to you, the Seller and the Servicer of Eaton & Van Winkle, counsel to the Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:
                                       18

                  (i) The Trustee is a banking corporation duly incorporated, validly existing and in good standing under the laws of the State of New York with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Pooling and Servicing Agreement.

                  (ii) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Trustee, and, assuming that such agreement is a legally effective and enforceable obligation of each of the other parties thereto, constitutes the legal, valid and binding agreement of the Trustee, enforceable against the Trustee in accordance with its terms, except as the enforceability thereof may be
         (a) limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforceability of creditors' rights generally and (b) subject to general principles of equity (regardless of whether considered in proceedings in equity or at law) as well as concepts of reasonableness, good faith and fair dealing.

                  (iii) The Certificates have been duly executed, authenticated and delivered by The Fuji Bank and Trust Company as Trustee under the Pooling and Servicing Agreement.

                  (iv) Neither the execution nor delivery by the Trustee of the Pooling and Servicing Agreement nor the consummation of any of the transactions by the Trustee contemplated thereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under any existing Federal or New York State law governing the banking or trust powers of the Trustee.

                  (k)You shall have received an opinion of counsel addressed to you of Weil, Gotshal & Manges LLP, special tax counsel to the Seller, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel to the effect that for Texas franchise tax purposes, the Trust will not be subject to Texas franchise taxes.

                  (l)The Representative shall have received an officer's certificate dated the Closing Date of the

Chairman of the Board, the President or any Vice President and by a principal financial or accounting officer of each of the Seller and the Servicer in which each such officer shall state that, to the best of such officer's knowledge after reasonable investigation, the representations and warranties of the Seller or the Servicer, as applicable, contained in the Pooling and Servicing Agreement and the representations and warranties of the Servicer or the Seller, as applicable, contained in the Purchase Agreement are true and correct in all material respects and that the Seller or the Servicer, as applicable, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date in all material respects.

                  (m)The Class A Certificates shall have been rated in the highest rating category by Moody's and S&P.

                  (n)On or prior to the Closing Date, the Seller shall have furnished to the Representative such further certificates and documents as the Representative shall reasonably have required.

                  7.Indemnification and Contribution. (a) The Seller shall indemnify and hold each Underwriter harmless against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Seller will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with information furnished to the Seller by any Underwriter through the Representative specified in the last sentence of subsection (b) below specifically for use therein; and provided, further, that the Seller shall not be liable to any Underwriter or any person controlling any Underwriter under the indemnity agreement in this subsection (a) with respect to any of such documents to the extent that any such loss, claim, damage or liability of such Underwriter or such controlling person results from the fact that such Underwriter sold the Class A Certificates to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), whichever is most recent, if the Seller has previously furnished copies thereof to such Underwriter.

                  (b) Each Underwriter shall indemnify and hold harmless the Seller against any losses, claims, damages or liabilities to which the Seller may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Seller by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Seller in connection with investigating or defending any such action or claim as such expenses are incurred. The Seller acknowledges and agrees that the only such information furnished to the Seller by any Underwriter through the Representative consists of the following: (i) the statements in the last paragraph of the cover page of the Prospectus; (ii) the statements in the first paragraph on page 2 of the Prospectus concerning stabilizing and other activities; and (iii) the statements in the second and third sentences in the second paragraph (concerning initial offering prices, concessions and reallowances) and in the third paragraph (concerning stabilizing and other activities) under the heading "Underwriting" in the Prospectus.

                  (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing of the commencement thereof, but the omission to so notify the Indemnifying Party will not relieve it from any liability which it may have to any Indemnified Party otherwise than under such preceding paragraphs. In case any such action is brought against any Indemnified Party and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the Indemnifying Party) and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof and after acceptance by the Indemnified Party of counsel, the Indemnifying Party will not be liable to such Indemnified Party under this Section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary or (ii) the Indemnifying Party has elected to assume the defense of such proceeding but has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person. It is understood that the Indemnifying Party shall not, with respect to any action brought against any Indemnified Party, be liable for the fees and expenses of more than one firm (in addition to any local counsel) for all Indemnified Parties, and that all such fees and expenses shall be reimbursed within a reasonable period of time as they are incurred. Any separate firm appointed for the Underwriters and such control persons of Underwriters in accordance with this subsection (c) shall be designated in writing by the Representative, and any such separate firm appointed for the Seller, its directors, its officers who sign the Registration Statement and such control persons of the Seller in accordance with this subsection (c) shall be designated in writing by the Seller. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, with respect to an action which the Indemnifying Party was notified of and had the opportunity to participate in (whether or not it chose to so participate), the Indemnifying Party agrees to indemnify any Indemnified Party from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by the fourth sentence of this paragraph, the Indemnifying Party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such Indemnifying Party of the aforesaid request and during such 60 day period, the Indemnifying Party has not responded thereto and (ii) such Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

                  (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an Indemnified Party under subsection (a) or (b) above, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative benefits received by the Seller on the one hand and the Underwriters on the other from the offering of the Class A Certificates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each Indemnifying Party shall contribute to such amount paid or payable by such Indemnified Party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Seller on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Seller on the one hand and the Underwriters on the other shall be deemed to be in the same proportion that the total net proceeds from the offering (before deducting expenses) received by the Seller bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Class A Certificates underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of the Seller under this Section shall be in addition to any liability which the Seller may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Seller, to each officer of the Seller who has signed the Registration Statement and to each person, if any, who controls the Seller within the meaning of the Act.

                  8.Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Seller or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter or the Seller or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Class A Certificates. If this Agreement is terminated pursuant to Section 9 or if for any reason the purchase of the Class A Certificates by the Underwriters is not consummated, the Seller shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 5, and the respective obligations of the Seller and the Underwriters pursuant to Section 7 shall remain in effect. If the purchase of the Class A Certificates by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(d), the Seller will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Class A Certificates.

                  9.Failure to Purchase the Class A Certificates. If any Underwriter or Underwriters default on their obligations to purchase Class A Certificates hereunder and the aggregate principal amount of Class A Certificates that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of Class A Certificates, the Representative may make arrangements satisfactory to the Seller for the purchase of such Class A Certificates by other persons, including the nondefaulting Underwriter or Underwriters, but if no such arrangements are made by the Closing Date, the nondefaulting Underwriter or Underwriters shall be obligated, in proportion to their commitments hereunder, to purchase the Class A Certificates that such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount of Class A Certificates with respect to which such default or defaults occur exceeds 10% of the total principal amount of Class A Certificates and arrangements satisfactory to the nondefaulting Underwriter or Underwriters and the Seller for the purchase of such Class A Certificates by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter or the Seller, except as provided in Section 8.

                  As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter or Underwriters from liability for its default.

                  10.Notices. All communications hereunder will be in writing and, if sent to the Representative or the Underwriters will be mailed, delivered or sent by facsimile transmission and confirmed to J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260, Attention: Syndicate Desk (facsimile number (212) 648-5909); and if sent to the Seller, will be mailed, delivered or sent by facsimile transmission and confirmed to it at Nissan Auto Receivables Corporation, 990 West 190th Street, Torrance, California 90502-1019, attention of the Assistant Secretary (facsimile number (310) 324-2542).

                  11.No Bankruptcy Petition. Each Underwriter agrees that, prior to the date which is one year and one day after the payment in full of all securities issued by the Seller or by a trust for which the Seller was the depositor which securities were rated by any nationally recognized statistical rating organization, it will not institute against, or join any other person in instituting against, the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any Federal or state bankruptcy or similar law.

                  12.Successors. This Agreement will inure to the benefit of and be binding upon the Underwriters and the Seller and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligations hereunder.

                  13.Representation of Underwriters. The Representative will act for the several Underwriters in connection with the transactions described in this Agreement, and any action taken by the Representative under this Agreement will be binding upon all the Underwriters.

                  14.Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  15.Counterparts. This Agreement may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon it will become a binding agreement between the Seller and the several Underwriters in accordance with its terms.


                                            Very truly yours,

                                            NISSAN AUTO RECEIVABLES
                                            CORPORATION,

                                            by /s/  Yoichiro Nagashima
                                               ---------------------------------
                                              Name: Yoichiro Nagashima
                                             Title: President

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written:

J.P. MORGAN SECURITIES INC.,

by /s/  Robert W. Flanigan
   -------------------------
  Name: Robert W. Flanigan
 Title: Vice President

Acting on behalf of itself and as the Representative of the several
  Underwriters.

                                   SCHEDULE I



                                            Initial Principal
                                                Amount of
Underwriter                               Class A Certificates

J.P. Morgan Securities Inc.                   $126,064,579
Chase Securities Inc.                          125,900,000
Credit Suisse First Boston
  Corporation                                  125,900,000
Goldman Sachs & Co.                            125,900,000
Merrill Lynch, Pierce,
  Fenner & Smith Incorporated                  125,900,000
Salomon Brothers Inc                           125,900,000
-----------------------------------------------------------------------------
  Total                                       $755,564,579
-----------------------------------------------------------------------------